As filed with the Securities and Exchange Commission on March 17, 2006
                                            1933 Act Registration No. 333-36316
                                            1940 Act Registration No. 811-08517
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 22 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 78 /X/

                    Lincoln Life Variable Annuity Account N
                           (Exact Name of Registrant)

           Lincoln ChoicePlus Access, Lincoln ChoicePlus II Access, and Lincoln ChoicePlus Assurance (C Share)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485 / / on _______________, pursuant to paragraph (b) of Rule 485
/x/ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on _________________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

                   The Lincoln National Life Insurance Company
                     Lincoln Life Variable Annuity Account N
                     Lincoln ChoicePlus Assurance (C Share)

                       Supplement dated ____________, 2006
                       to the Prospectus dated May 1, 2005
                 as supplemented May 11, 2005, August 19, 2005,
                     October 20, 2005, and October 27, 2005

Please keep this Supplement with your current Lincoln ChoicePlus Assurance (C Share) Variable Annuity Prospectus and retain it for reference. This Supplement provides for the following:

o i4LIFE(R) Advantage (hereinafter referred to as "i4LIFE") to update and replace the i4LIFE section and disclosure in your prospectus;
o 4LATERSM Advantage (hereinafter referred to as "4LATER") which provides a Guaranteed Income Benefit in the future
o i4LIFE Guaranteed Income Benefit to update and replace this section in your prospectus and add a new feature, the automatic 3-year step-up; and
o Investment Requirements applicable to certain features of variable annuity contracts

Note: If you elect 4LATER after April 10, 2006 or the Lincoln SmartSecuritySM Advantage or i4LIFE Guaranteed Income Benefit after April 10, 2006, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. Please see the section titled Investment Requirements in Section IV of this Supplement for specific details.

i4LIFE is a payout option for your annuity that provides variable, regular income payments for your life. You elect i4LIFE when you are ready to begin receiving income payments. Information about i4LIFE is set forth in Section I of this Supplement. The amount of your regular income payment is based on the Account Value on the periodic income commencement date and other factors set forth in the Section I. Currently an optional Guaranteed Income Benefit is available for purchase when you elect i4LIFE. This i4LIFE Guaranteed Income Benefit provides a minimum payout floor for your regular income payments. This calculation, which is based on the contract value when you elect i4LIFE, is described in Section III of this Supplement. However, there is no guarantee that this Guaranteed Income Benefit will be available for purchase in the future.

If you plan to elect i4LIFE in the future, and are interested in a minimum payout floor through a Guaranteed Income Benefit, you may want to consider purchasing 4LATER currently. 4LATER , discussed in Section II, is a way to guarantee today a minimum payout floor in the future for the i4LIFE regular income payments. 4LATER provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity (adjusted for withdrawals). Then, when i4LIFE is elected, 4LATER provides a Guaranteed Income Benefit that is based on the greater of the Income Base or the contract value at the time i4LIFE is elected. As mentioned above, if you wait to elect the i4LIFE Guaranteed Income Benefit at the time i4LIFE begins, your minimum payout floor will be based on the contract value at the time of the election.

NOTE: You must elect i4LIFE in the future to receive a benefit from the 4LATER Rider. 4LATER must be in effect at least one year before you elect i4LIFE.


Expense Table

The following table describes the fees and expenses that you will pay periodically during the time that you own the contract. Fees and expenses that apply when you purchase or surrender your contract or that apply to the underlying funds are included in your prospectus.

Accumulation Phase (Prior to the Periodic Income Commencement Date):

Annual Account Fee:  $35*

Separate Account Annual Expenses (as a daily percentage of average account value):


                                                                         Enhanced
                                                 With Estate        Guaranteed Minimum    Guarantee of    Account Value
                                             Enhancement Benefit      death benefit         Principal         death
                                                 Rider (EEB)              (EGMDB)         death benefit      benefit
                                                 -----------              -------         -------------   -------------
          o        Mortality and expense
                   risk charge                      2.00%                  1.80%              1.55%           1.50%
          o        Administrative charge            0.15%                  0.15%              0.15%           0.15%
                                                    -----                  -----              -----           -----
          o        Total annual charge **           2.15%                  1.95%              1.70%           1.65%


         *The annual account fee will be waived if your contract value is $100,000 or more at the end of any particular year. This account fee may be less in some states and will be waived after the fifteenth contract year. **For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.85%; EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A.

Optional Rider Charges:



          Lincoln SmartSecuritySM Advantage:
                                                            Lincoln SmartSecuritySM          Lincoln SmartSecuritySM
                                                          Advantage - 5 year Elective     Advantage - 1 Year Automatic
                                                                 Step-Up option                  Step-Up option
          o    Guaranteed maximum annual
               percentage charge*                                    0.95%                            1.50%
          o    Current annual percentage charge*                     0.45%                            0.65%

         *The annual percentage charge is calculated based on the Guaranteed Amount (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, step-ups and withdrawals. This charge is deducted from contract value on a quarterly basis. See Charges and other deductions - Rider charges in the prospectus for further information.


         4LATERSM Advantage:

          o  Guaranteed maximum annual percentage charge*                 1.50%
          o  Current annual percentage charge*                            0.50%

         *The annual percentage for the 4LATERSM Advantage charge is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% step-ups, Resets and withdrawals. The 4LATER charge is deducted from the subaccounts on a quarterly basis.


The following contract charges apply only when your contract is in the annuity payout phase. Either the 4LATER Guaranteed Income Benefit or the i4LIFE Guaranteed Income Benefit charge, if elected, is added to the i4LIFE charge and the total is deducted from your average account value.

i4LIFE Payout Phase (On and After the Periodic Income Commencement Date):

         i4LIFE(R) Advantage (as a daily percentage of average account value):

                                                       Enhanced Guaranteed      Guarantee of
                                                      Minimum death benefit       Principal       Account Value
                                                             (EGMDB)            death benefit     death benefit
          o        Annual charge*                             2.35%                 2.10%             2.05%

         *For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges for i4LIFE(R) Advantage are as follows: EGMDB 2.10%; Guarantee of Principal 1.95%; Account Value 1.90%.

Optional Rider Charges:

         4LATERSM Advantage Guaranteed Income Benefit (as a daily percentage of average account value):

          o  Guaranteed maximum annual percentage charge                  1.50%
          o  Current annual percentage charge                             0.50%


         i4LIFE(R) Guaranteed Income Benefit (as a daily percentage of average account value):

          o  Guaranteed maximum annual percentage charge                   1.50%
          o  Current annual percentage charge                              0.50%

For example, if you purchase the i4LIFE EGMDB for 2.35% with the 4LATER Guaranteed Income Benefit at a maximum charge of 1.50%, your total annual charge is 3.85%.

Section I.   i4LIFE(R)
The following discussion updates and replaces the entire i4LIFE(R) Advantage section currently in your prospectus. (The discussion of the Accumulated Benefit Enhancement death benefit option is omitted because it is no longer available. Existing contractowners who have this benefit may refer to the prospectus.) i4LIFE is an optional, annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described in your prospectus.

A. What is i4LIFE?
         1. Definition of i4LIFE. i4LIFE is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. I4LIFE is different from other annuity payout options provided by Lincoln because with i4LIFE, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities and IRAs (including Roth IRAs but excluding SEP and SARSEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE payout phase) computed daily on the average account value. (See Section I.A.2 below for more information about the charges.)

i4LIFE is available for contracts with a contract value of at least
$50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER, you must wait at least one year before you can purchase i4LIFE. When you elect i4LIFE, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments (see Sections I.A.5 and I.A.6 below). The annuitant may not be changed after i4LIFE is elected (See i4LIFE Death Benefits in Section I.B. regarding the impact of a change to the annuitant prior to the i4LIFE election.).

i4LIFE for IRA annuity contracts is only available if the annuitant is age
59 1/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER Guaranteed Income Benefit or i4LIFE Guaranteed Income Benefit has been elected (see Sections II and III below). A joint payout with a secondary life is not currently available with IRAs if either the 4LATER Guaranteed Income Benefit or i4LIFE Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE becomes effective for a non-qualified annuity contract.

If i4LIFE is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your prospectus for Transfers on or before the annuity commencement date. However, once i4LIFE begins, any automatic withdrawal service will terminate. See The contracts in your prospectus.
When you elect i4LIFE you must select a death benefit option. Once i4LIFE begins, any prior death benefit election will terminate and the i4LIFE death benefit will be in effect. Existing contractowners who elect i4LIFE must choose a death benefit of equal or lesser value than the death benefit option in effect during the accumulation phase. You cannot choose a greater death benefit option with i4LIFE. The i4LIFE death benefits are discussed in Section I.B. below.

        2. i4LIFE Charges. The annual rate of the i4LIFE charge is: 2.05% for the i4LIFE Account Value death benefit; 2.10% for the i4LIFE Guarantee of Principal death benefit; and 2.35% for the i4LIFE Advantage EGMDB which is available only with non-qualified annuity contracts. The charge is computed daily as a percentage of average account value. If i4LIFE is elected at issue of the contract, i4LIFE and the charge will begin on the contract's effective date. Otherwise, i4LIFE and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. Refer to the Charges and other deductions section of your prospectus for more information about the purpose of these charges.

         3. Access Period. At the time you elect i4LIFE, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide you with an Account Value (defined below). During the Access Period, the Account Value is available as a (minimum) death benefit, or for additional withdrawals or surrender of the contract. At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently 5 years) and maximum Access
Periods at the time you elect i4LIFE. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. We may reduce or terminate the Access Period for IRA i4LIFE contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE without a Guaranteed Income Benefit. See the discussion in Sections II and III.

         4. Account Value. The initial Account Value is the contract value on the valuation date i4LIFE is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.
         5. Regular income payments during the Access Period. i4LIFE provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE.

If you do not choose a payment frequency, the default is a monthly frequency.
In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any applicable interest adjustments. For information regarding income tax consequences of regular income payments, please refer to Federal tax matters in your prospectus.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:

o the age and sex of the annuitant and secondary life, if applicable;
o the length of the Access Period selected;
o the frequency of the regular income payments;
o the assumed investment return you selected; and
o the 1983 'a' Individual Annuity Mortality table, modified.

The annuity factor used to determine the regular income payments reflected the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

Subsequent regular income payments during the Access Period are determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. The Account Value will vary with the performance of the subaccounts selected and the interest credited on the fixed account.
The assumed investment return is the measuring point for subsequent regular income payments. Each subsequent regular income payment will fluctuate (unless the levelized option is selected). If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%. If a higher assumed investment return is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

If the annuitant (and secondary life if applicable) dies during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. As an alternative, a death benefit may be paid.

         6. Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:

o the age and sex of the annuitant and secondary life (if living);
o the frequency of the regular income payments;
o the assumed investment return you selected; and
o the 1983 'a' Individual Annuity Mortality table, modified.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.

B. i4LIFE Death Benefits
         1. i4LIFE Account Value Death Benefit. The i4LIFE Account Value death benefit is available for both qualified and non-qualified annuity contracts during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.
         2. i4LIFE Guarantee of Principal Death Benefit. The i4LIFE Guarantee of Principal death benefit is available for non-qualified contracts, and qualified contracts after April 10, 2006, during the Access Period and will be equal to the greater of:

o the Account Value as of the valuation date we approve the payment of the claim; or
o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefits (described in Sections II and III), reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion taht withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE if your contract was in force prior to that election and the Guarantee of Principal or greater death benefit option was selected. Regular income payments are deducted from the death benefit before any additional withdrawals when determining the death benefit.

In a declining market, withdrawals, which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


o    Total Purchase Payments                              $200,000
o    Total i4LIFE(R) Regular Income payments               $25,000
o    Additional Withdrawal                                 $15,000 ($15,000/$150,000=10% withdrawal)
o    Account Value at time of Additional Withdrawal       $150,000
     Death Benefit Value after i4LIFE withdrawal = $200,000 - $25,000 = $175,000
     Death Benefit value after additional withdrawal = $175,000 - $17,500 = $157,500
         Reduction in Death Benefit Value for Withdrawal $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value . During the Access Period, contracts with the i4LIFE Guarantee of Principal death benefit may elect to change to the i4LIFE Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE charge at that time. Once the change is effective, you may not elect to return to the i4LIFE Guarantee of Principal death benefit.

         3. i4LIFE EGMDB. The i4LIFE EGMDB is available only for non-qualified annuities during the Access Period. This benefit is the greatest of:
o the Account Value as of the valuation date on which we approve the payment of the claim; or
o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where
    o regular income payments, including withdrawals to provide the Guaranteed Income Benefits described in Sections II and III, reduce the death benefit by the dollar amount of the payment; and
    o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

     References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE if your contract was in force prior to that election and the Guarantee Principal or greater death benefit option was selected. Regular income payments are deducted from the death benefit before any additional withdrawals when determining the death benefit. ; or

o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the Account Value.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE and this death benefit was in effect when you purchased i4LIFE, we will look at the contract value before i4LIFE and the Account Value after the i4LIFE election to determine the highest anniversary value.

In a declining market, withdrawals, which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE EGMDB may elect to change to the i4LIFE Guarantee of Principal or i4LIFE Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE charge at that time. Once the change is effective, you may not elect to return to the i4LIFE EGMDB.

         4. General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the ontract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, no death benefit is paid.

If you are the owner of an IRA annuity contract, and you die during the Access Period, the i4LIFE(R) Advantage will terminate. A spouse beneficiary may start a new i4LIFE(R) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 74(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters in the prospectus.

Upon notification to Lincoln Life of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

C.   General i4LIFE Provisions
         1. Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. The interest adjustment may apply.
The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:

o   i4LIFE(R) Regular Income Payment before Withdrawal     $1,200
o   Guaranteed Income Benefit before Withdrawal              $750
o   Account Value at time of Additional Withdrawal       $150,000
o   Additional Withdrawal                                 $15,000 (a 10% withdrawal)
    Reduction in i4LIFE(R)Regular Income payment for Withdrawal = $1,200 X 10% = $120
         i4LIFE(R) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080
    Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = 75
         Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

         2. Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.

         3. Termination. For IRA annuity contracts, you may terminate i4LIFE prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE.

For non-qualified contracts, you may not terminate i4LIFE once you have elected it.

Section II.   4LATER

4LATER provides protection against market loss for your i4LIFE regular income payments. 4LATER includes the calculation of an Income Base (described below), prior to the time regular income payments begin, which is then used to establish a minimum payout floor for the regular income payments The minimum payout floor called the 4LATER Guaranteed Income Benefit ensures that once you elect i4LIFE, you will always receive a payout amount at least equal to the Guaranteed Income Benefit, regardless of market performance.

A.   4LATERSM Prior to i4LIFE

The following discussion covers the operation of 4LATER during the accumulation phase of your annuity. This is prior to the time i4LIFE regular income payments begin.

         1. Income Base. The Income Base is a value established when you purchase 4LATER and will only be used to calculate the 4LATER Guaranteed Income Benefit at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER at the time you purchase the contract, the Income Base initially equals the gross purchase payments. If you elect 4LATER after we issue the contract, the Income Base will initially equal the contract value on the 4LATER Rider Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation period, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the initial Waiting Period, you may elect to reset your Income Base to the current contract value. You may elect this reset on your own or you may choose to have Lincoln automatically reset the Income Base for you at the end of each Waiting Period. These Reset options are discussed in Section II. A. 5. Then, when you are ready to elect i4LIFE and establish the 4LATER Guaranteed Income Benefit, the Income Base is used in the 4LATER Guaranteed Income Benefit calculation.

         2. Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER Rider Effective Date, or on the date of any reset of the Income Base to the contract value. See Section II.A.5 below. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for additional purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

         3. Future Income Base. 4LATER provides a 15% automatic enhancement to the Income Base after a 3- year Waiting Period. This enhancement will continue every 3 years until i4LIFE is elected, you terminate 4LATER or you reach the Maximum Income Base (see Section II.A.4 below). During the Waiting Period the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3 year Waiting Period is satisfied, the Income Base is increased to the value of the Future Income Base. The 4LATER charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER Rider Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment.


Example:  Initial Purchase Payment                              $100,000
          Purchase Payment 60 days later                        $ 10,000
          Income Base                                           $110,000
          Future Income Base (during the 1st Waiting Period)    $126,500
                        ($110,000 x 115%)
          Income Base (after 1st Waiting Period)                $126,500
          New Future Income Base (during 2nd Waiting Period)    $145,475
                        ($126,500 x 115%)

Any purchase payments made after the 4LATER Rider Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example: Income Base                                            $100,000
         Purchase Payment in Year 2                             $ 10,000
                                                                ---------
         New Income Base                                        $110,000
         Future Income Base (during 1st Waiting Period-Year 2   $125,500
     ($100,000 x 115%) + ($10,000 x 100%)+ (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                 $125,500
         New Future Income Base (during 2nd Waiting Period)     $144,325
                        ($125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

         4. Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER Rider Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000.

After a Reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

 Example:
         Income Base                                         $100,000           Maximum Income Base         $200,000
         Purchase Payment in Year 2                          $ 10,000           Increase to Maximum         $ 20,000
                                                                                  Income Base
         New Income Base                                     $110,000           New Maximum                 $220,000
                                                                                  Income Base
         Future Income Base after Purchase Payment           $125,500           Maximum Income Base         $220,000

         Income Base (after 1st Waiting Period)              $125,500
         Future Income Base (during 2nd Waiting Period)      $144,325           Maximum Income Base         $220,000

         Contract Value in Year 4                            $112,000
         Withdrawal of 10%                                   $ 11,200

         After Withdrawal (10% adjustment)
         Contract Value                                      $100,800
         Income Base                                         $112,950
         Future Income Base                                  $129,892           Maximum Income Base         $198,000

        5. Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER Rider Effective Date or (b) any prior Reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant(s) must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic step-ups) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like Lincoln to administer this reset election for you. If you want Lincoln to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead.You may wish to reverse this election if you are not interested in the increased charge. . If the contract value is less than the Income Base on any reset date, Lincoln will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us. (See above for the impact of a reset on the Future Income Base.)

We reserve the right to restrict the effective date of Resets to Benefit Year anniversaries. We will notify you if this restriction is imposed. The Benefit Year is the 12-month period starting with the 4LATER Rider Effective Date and starting with each anniversary of the 4LATER Rider Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.


B.   4LATER Advantage Guaranteed Income Benefit

When you are ready to elect i4LIFE regular income payments, the greater of the Income Base accumulated under the 4LATER or the contract value will be used to calculate the 4LATER Guaranteed Income Benefit. The 4LATER Guaranteed Income Benefit is a minimum payout floor for your i4LIFE regular income payments. The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER Rider. If the contract value is used to establish the 4LATER Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE regular income payment.

If the amount of your i4LIFE regular income payment (which is based on your i4LIFE Account Value) has fallen below the 4LATER Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE regular income payment. If your regular income payment is less than the 4LATER Guaranteed Income Benefit, we will reduce your i4LIFE Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE Account Value:

4LATER Guaranteed Income Benefit $    5,692                  i4LIFE regular income payment       $    5,280

         i4LIFE Account Value before payment                    $80,000
         Regular Income Payment                             -  $  5,280
         Additional payment for 4LATER Guaranteed
                    Income Benefit                          -  $    412
-------------------------------------------------------------------------
         i4LIFE Account Value after payment                     $74,308

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER Guaranteed Income Benefit. When your Account Value reaches zero, your i4LIFE Access Period will end and the i4LIFE Lifetime Income Period will begin.
Section I A.3 describes the Access Period and Section I A.6 describes the Lifetime Income Period. Additional amounts withdrawn from the Account Value to provide the 4LATER Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See
Section I B. regarding the i4LIFE death benefits. After the Access Period ends, we will continue to pay the 4LATER Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living (i.e., the i4LIFE Lifetime Income Period).

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER Guaranteed Income Benefit, the 4LATER Guaranteed Income Benefit will never come into effect.

The 4LATER Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER Guaranteed Income Benefit will become the current charge up to the Guaranteed Maximum charge. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Under 4LATER, additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE Regular Income Payments. At the time you elect i4LIFE, you also select the Access Period. (Additional information is contained in Section I.A.3 of this Supplement.) Generally, shorter Access Periods will produce a higher initial i4LIFE regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER Guaranteed Income Benefit is the longer of 20 years or the difference between your current age (nearest birthday) and age 90. (Note: i4LIFE can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER Rider will terminate. Terminations are discussed in Section II.D.3.

When you make your 4LATER Guaranteed Income Benefit and i4LIFE elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE regular income payments. Once you have elected 4LATER, the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:
         Assume:
         i4LIFE remaining Access Period = 10 years
         Current i4LIFE regular income payment = $6375
         Current 4LATER Guaranteed Income Benefit = $5692

         Extend Access Period 5 years
         i4LIFE regular income payment after extension = $5355
         Reduction in i4LIFE regular income payment = $5355 / $6375 = 84% Reduction in 4LATER Guaranteed Income Benefit = $5692 x 84% = $4781

C.   4LATER Charge

Prior to the periodic income commencement date (the valuation date the initial regular income payment under i4LIFE is determined), the annual 4LATER charge is currently 0.50% of the Income Base. The Income Base, as described above, is a value that will be used to calculate the 4LATER Guaranteed Income Benefit. An amount equal to the quarterly 4LATER Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER Rider Effective Date or the most recent contractowner elected reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic increases at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER in the future, the percentage charge will be the charge in effect at the time you elect 4LATER.

If you elect to reset the Income Base, a pro-rata deduction of the 4LATER Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER Rider charge will be deducted upon termination of the 4LATER Rider for any reason other than death.

On the periodic income commencement date, a pro-rata deduction of the 4LATER Rider charge will be made to cover the cost of 4LATER since the previous deduction. On and after the periodic income commencement date, the 4LATER Rider charge will be added to the i4LIFE charge (as set forth in the Expense Table and in Section I.A.2) as a daily percentage of average account value. This is a change to the calculation of the 4LATER charge because after the periodic income commencement date, when the 4LATER Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER Guaranteed Income Benefit (described in above) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER Guaranteed Income Benefit is terminated, the 4LATER Rider annual charge will also terminate. See Terminations in D. 3 below.

D. General Provisions of 4LATER

         1. Eligibility. To purchase 4LATER, all contractowners and the annuitant must be age 80 or younger. Contractowners of qualified contracts should be younger than age 77 to receive the full benefit of 4LATER, since i4LIFE must be elected by age 80. If you plan to elect i4LIFE within three years of the issue date of 4LATER, you will not receive the benefit of the Future Income Base.

         2. 4LATER Advantage Rider Effective Date. If 4LATER is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER is elected after the contract is issued (by sending a written request to our home office), then it will be effective on the next valuation date following approval by us.

         3. Termination. After the later of the third anniversary of the 4LATER Rider Effective Date or the most recent Reset, the 4LATER Rider may be terminated upon written notice to Lincoln Life from the contractowner. Prior to the periodic income commencement date, 4LATER will automatically terminate upon any of the following events:
o  termination of the contract to which this 4LATER Rider is attached;
o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner).

After the periodic income commencement date, the 4LATER Rider will terminate due to any of the following events:
o the death of the annuitant (or for non-qualified contracts, the later of the death of the annuitant or secondary life if a joint payout was elected); or
o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER Rider Guaranteed Income Benefit and not the i4LIFE election, unless otherwise specified.

If you terminate 4LATER prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER or purchase the Lincoln SmartSecuritySM Advantage. If you terminate the 4LATER Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE Guaranteed Income Benefit, if available, after one year. The i4LIFE Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

4. Availability. The availability of 4LATER will depend upon your state's approval of the 4LATER Rider.You cannot elect 4LATER after an annuity payout option has been elected, including i4LIFE or Income4Life(R) Solution and it cannot be elected on contracts that currently have Lincoln SmartSecuritySM Advantage. 4LATER will be available to current contractowners on or after June 7, 2006.

After June 7, 2006, current contractowners who wish to drop the Lincoln SmartSecuritySM Advantage and move to 4LATER may do so until December 31, 2006 (or 90 days after approval in your state if later). Factors to consider when deciding which Rider is appropriate are: 1) whether you are interested in current income versus i4LIFE guaranteed regular income payments at a later date;
2) whether you are interested in the 15% automatic increase to the Income Base after each Waiting Period; 3) whether you want more flexibility in structuring your income provided by i4LIFE; or 4) if your contract will be subject to Investment Requirements (see Section IV below). You may want to discuss this with your registered representative before making a decision.

Contractowners who drop Lincoln SmartSecuritySM Advantage and elect 4LATER will not carry their Lincoln SmartSecuritySM Advantage Guaranteed Amount over into the new 4LATER . The 4LATER Income Base will be established based on the contractowner's contract value on the effective date of 4LATER. After December 31, 2006, contractowners who drop Lincoln SmartSecuritySM Advantage will have to wait one year before they can elect 4LATER. Refer to your prospectus for a discussion of Lincoln SmartSecuritySM Advantage.

Section III.   Guaranteed Income Benefit with i4LIFE(R) Advantage
The following discussion replaces the entire section titled Guaranteed Income Benefit in your prospectus.

For those who did not elect 4LATER, there currently is a Guaranteed Income Benefit available for purchase which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract.

This i4LIFE Guaranteed Income Benefit is different from the 4LATER Guaranteed Income Benefit previously discussed because if you elect 4LATER currently, you will be guaranteed the availability of a minimum payout floor in the future. There is no guarantee that the i4LIFE Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. In addition, the 4LATER Guaranteed Income Benefit has a guaranteed value, the Income Base, which can be used as an alternative to the contract value, if higher, to establish the Guaranteed Income Benefit floor. This Income Base is not available with the i4LIFE Guaranteed Income Benefit.

You may purchase the i4LIFE Guaranteed Income Benefit, if available, when you elect i4LIFE or anytime thereafter during the Access Period. The i4LIFE Guaranteed Income Benefit is initially equal to 75% of the regular income payment in effect at the time the Guaranteed Income Benefit is elected. Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract.

If the amount of your i4LIFE regular income payment (which is based on your i4LIFE Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See
Section I.B. regarding the i4LIFE death benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living.

If you purchase the i4LIFE Guaranteed Income Benefit on or after April 10, 2006 (or later depending on state approval), an automatic step-up feature will be included for no additional charge. The automatic step-up feature works as follows: After the periodic income commencement date, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer this election for you. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election. At the time of a reset of the 15 year period, the charge may increase subject to the guaranteed maximum charge.

The i4LIFE Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. Refer to the Example in Section I C.1 to see the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit.

Impacts to i4LIFE Regular Income Payments. When you select the i4LIFE Guaranteed Income Benefit, certain restrictions will apply to your contract:
o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
o The minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90 (The minimum Access Period is 15 years if the Guaranteed Income Benefit was elected prior to April 10, 2006).

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE Guaranteed Income Benefit will also be reduced. The i4LIFE Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE Guaranteed Income Benefit will terminate. Refer to the Example at the end of Section II B to see the impact of extending the Access Period on regular income payments and a Guaranteed Income Benefit.

Contractowners who currently have the prior version of the i4LIFE Guaranteed Income Benefit have the opportunity to substitute this new increasing version of the i4LIFE Guaranteed Income Benefit until December 31, 2006 (or 90 days after approval in your state if later). Contractowners who change to the increasing i4LIFE Guaranteed Income Benefit may have to extend the Access Period, which will result in lower regular income payments and a lower Guaranteed Income Benefit. In addition, if the Account Value is less than when the original i4LIFE Guaranteed Income Benefit was elected, the new Guaranteed Income Benefit may be lower. Contractowners will also be subject to the Investment Requirements described in Section IV below.

The i4LIFE Guaranteed Income Benefit will terminate due to any of the following events:
o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected on a nonqualified contract); or
o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
o  upon written notice to us.

A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE Guaranteed Income Benefit and not the i4LIFE election, unless otherwise specified.

If you terminate the i4LIFE Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE regular income payments will be recalculated. The i4LIFE Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Section IV.   Investment Requirements

The following discussion outlines requirements that are applicable for certain features of your variable annuity contract.

Contractowners who have elected 4LATER, the Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect any of these benefits, the investment requirements will not apply to your contract. Effective date: These Investment Requirements (if this language has been approved by your state) will be included in contracts issued after April 10, 2006 if 4LATER, the Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit is purchased. These Investment Requirements do not apply to contractowners who purchased their Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit riders prior to April 10, 2006.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):

o AIM VI International Growth Fund (Series II)
o Alliance Bernstein Small/Mid Cap Value Portfolio (Class B)
o Alliance Bernstein Global Technology Portfolio (Class B)
o American Funds Global Growth Fund (Class 2)
o American Funds Global Small Capitalization Fund (Class 2)
o American Funds International Fund (Class 2)
o Delaware VIP Emerging Markets Series (Service Class)
o Delaware VIP Small Cap Value Series (Service Class)
o Delaware VIP Trend Series (Service Class)
o Fidelity VIP Overseas Portfolio (Service Class 2)
o FVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)
o Janus Aspen Mid Cap Growth Portfolio (Service Class)
o Janus Aspen Worldwide Growth Portfolio (Service Class)
o Lincoln VIP Aggressive Growth Fund (Service Class)
o Lincoln VIP International Fund (Service Class)
o Lincoln VIP Growth Opportunities Fund (Service Fund)
o MFS VIT Emerging Growth Series (Service Class)
o Neuberger Berman AMT Mid-Cap Growth Portfolio
o Scudder VIT Small Cap Index Fund (Class B)

All other variable subaccounts will be referred to as "Non-Limited Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Lincoln VIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make a modification will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments. At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1) drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;
2) submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or 3) take no action and be subject to the quarterly rebalancing as described above.



               Please retain this supplement for future reference.

                                     PART A

The prospectuses for the ChoicePlus Access, ChoicePlus II Access, and ChoicePlus Assurance (C Share) variable annuity contracts are incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316)filed on
April 20, 2005.

Supplement to the prospectus for the ChoicePlus Assurance (C Share) variable annuity contracts is incorporated herein by reference to 497 filing on May 11, 2005.

Supplements to the prospectuses for the ChoicePlus II Access and ChoicePlus Assurance (C Share) variable annuity contracts are incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-36316) filed on August 19, 2005.

Supplements to the prospectuses for the ChoicePlus II Access and ChoicePlus Assurance (C Share) variable annuity contracts are incorporated herein by reference to 497 filings (File No. 333-36316) filed on September 16, 2005.

Supplements to the prospectuses for the ChoicePlus, ChoicePlus II Access, and ChoicePlus Assurance (C Share) variable annuity contracts are incorporated herein by reference to 497 filings (File No. 333-36316) filed on October 20, 2005 and October 27, 2005.


                                     PART B

The Statements of Additional Information for the ChoicePlus Access, ChoicePlus II Access, and ChoicePlus Assurance (C Share) variable annuity contracts are incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

                    Lincoln Life Variable Annuity Account N

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement. (To Be Filed by Amendment)

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement: (To Be Filed by Amendment)

     Statement of Assets and Liabilities - December 31, 2004
     Statement of Operations - Year ended December 31, 2004
     Statements of Changes in Net Assets - Years ended December 31, 2004 and
     2003
     Notes to Financial Statements - December 31, 2004
     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for the The Lincoln National Life Insurance Company are included in Part B of this Registration Statement: (To Be Filed by Amendment)

     Consolidated Balance Sheets - December 31, 2004 and 2003
     Consolidated Statements of Income - Years ended December 31, 2004, 2003, and 2002
     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2004, 2003, and 2002
     Consolidated Statements of Cash Flows - Years ended December 31, 2004, 2003, and 2002
     Notes to Consolidated Financial Statements - December 31, 2004
     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.

(2) None.

(3)(a) Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

   (b) Amendment to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

   (c) Amendment to Schedule A of Selling Group Agreement dated February 14, 2000 incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 19, 2000.

   (d) Wholesaling Agreement between Lincoln National Life Insurance Company and Delaware Management Holdings incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

   (e) Form of Amendment to Wholesaling Agreement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 19, 2000.

   (f) Form of Wholesaling Agreement between Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-40937) filed on April 12, 2001.

   (g) Selling Group Agreement for ChoicePlus Assurance incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.

   (f) ChoicePlus Selling Agreement with Affiliates incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.

(4)(a) ChoicePlus Access Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36316) filed on July 19, 2000.

   (b) ChoicePlus Access Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-40937) filed on April 12, 2001.

   (c) ChoicePlus Access and ChoicePlus II Access Income4Life Solution (IRA) Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36316) filed on April 10, 2002.

   (d) ChoicePlus Access and ChoicePlus II Access Income4Life Solution (NQ) Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36316) filed on April 10, 2002.

   (e) ChoicePlus II Access Annuity Contract (30070-B) incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (f) ChoicePlus II Access Annuity Payment Option Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (g) ChoicePlus II Access Interest Adjusted Fixed Account Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (h) ChoicePlus II Access 1% Step-up Death Benefit Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (i) ChoicePlus II Access Estate Enhancement Benefit Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (j) ChoicePlus II Access 1% Estate Enhancement Benefit Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (k) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-36316) filed on October 11, 2002.

   (l) Accumulation Benefit Enhancement Rider (ABE) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36316) filed on April 10, 2002.

   (m) Estate Enhancement Benefit Rider with 5% Step-up Death Benefit incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36316) filed on April 10, 2002.

   (n) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-36316) filed on October 11, 2002.

   (o) 28877-E IRA Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (p) 28877 IRA Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (q) 5305 IRA Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (r) Contract Benefit Data (I4LA-CB 8/02) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (s) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (t) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (u) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (v) Variable Annuity Income Rider (I4LA-NQ 10/02) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (w) Variable Annuity Income Rider (I4LA-Q-PR) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (x) Variable Annuity Income Rider (I4LA-NQ-PR) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (y) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (z) ABE prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (aa) 1% stepup and EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (bb) EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (cc) 1% stepup and DB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (dd) EGMDB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (ee) GOP prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (ff) Variable Annuity Income Rider (I4L-NQ-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.

   (gg) Variable Annuity Income Rider (I4L-NQ 8/03) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.

   (hh) Variable Annuity Income Rider (I4L-Q-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.

   (ii) Variable Annuity Income Rider (I4L-Q- 8/03) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.

   (jj) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-35784) filed on June 9, 2004.

   (kk) Persistency Credit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (ll) Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (mm) Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (nn) Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (oo) Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (pp) Guaranteed Income Later Rider (4LATER 2/06)

(5)(a) ChoicePlus Access Application incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36316) filed July 19, 2000.

   (b) ChoicePlus II Access Application incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (c) ChoicePlus Assurance (C Share) Application incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

   (b) By-laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

(7) Not applicable.

(8)(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

     (i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

     (ii) Scudder Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

     (iv) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

     (v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

     (vi) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

     (vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

     (viii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

     (ix) AllianceBernstein Variable Product Series Fund incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

     (x) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

     (xi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

     (xii) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

     (xiii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on April 20, 2005.

   (b) Service Agreement between Delaware Management Holdings, Inc., Delaware Services Company, Inc. and Lincoln National Life Insurance Company incorporated herein by reference to the registration statement of Lincoln National Growth & Income Fund, Form N-1A, Amendment No. 21 (File No. 2-80741) filed on April 10, 2000.

     (i) Amendment to Service Agreement between Delaware Management Holdings, Inc., Delaware Services Company, Inc. and Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-40937) filed on April 9, 2002.

(9)(a) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36316) filed on July 19, 2000.

   (b) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36316) filed on June 15, 2001.

   (c) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

(10) Consent of Independent Registered Public Accounting Firm. (To Be Filed by Amendment)

(11) Not applicable

(12) Not applicable

(13) Not applicable

(14) Not applicable

(15) Organizational Chart of the Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-92298) filed on January 27, 2006.

(16) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-68842) filed April 13, 2005.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   -----------------------------------------------------------------------
Frederick J. Crawford**       Director
Donna D. DeRosa***            Senior Vice President, Chief Operating Officer and Director
Jude T. Driscoll****          Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
John H. Gotta***              President and Director
Barbara Kowalczyk**           Director
Gary W. Parker***             Senior Vice President and Chief Product Officer
See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Michael S. Smith*             Senior Vice President, Chief Financial Officer, Chief Risk Officer
                              and Director
Eldon J. Summers*             Treasurer and Second Vice President
C. Suzanne Womack**           Secretary and Second Vice President

* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
** Principal business address is Center Square West Tower, 1500 Market
   Street-Suite 3900, Philadelphia, PA 19102-2112
*** Principal business address is 350 Church Street, Hartford, CT 06103 **** Principal business address is One Commerce Square, 2005 Market Street,
     39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 15: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of December 31, 2005 there were 62,426 contract owners under Account N.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities
     Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Life currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y.

     (b) See Item 25.

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
    (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment No. 22 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 17th day of March, 2006.

      Lincoln Life Variable Annuity Account N (Registrant)
      Lincoln ChoicePlus Access, Lincoln ChoicePlus II Access,
      and Lincoln ChoicePlus Assurance (C Share)
      By:   /s/ Janet Chrzan
            ------------------------------------
            Janet Chrzan
            Vice President, The Lincoln National Life Insurance Company
            (Title)

      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Heather Dzielak
            ------------------------------------
            Heather Dzielak
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on March 17, 2006.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
John A. Gotta
*                                Senior Vice President, Chief Financial Officer, Chief Risk
------------------------------   Officer and Director (Principal Financial Officer/Principal
Michael S. Smith                 Accounting Officer)

*                                Director
------------------------------
Frederick J. Crawford
*                                Senior Vice President, Chief Operating Officer and
------------------------------   Director
Donna D. DeRosa
*                                Director
------------------------------
Jude T. Driscoll
*                                Director
------------------------------
Barbara S. Kowalczyk
*                                Senior Vice President, Chief Investment Officer and
------------------------------   Director
See Yeng Quek

*By:/s/ Janet Chrzan             Pursuant to a Power of Attorney
 ---------------------------
  Janet Chrzan